UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2024

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 22, 2024, Reborn Coffee, Inc. (the “Company”) held its annual meeting of stockholders for its fiscal year ended December 31, 2023 (the “Annual Meeting”). As of April 12, 2024, the record date for the Annual Meeting, 2,092,555 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were outstanding, entitled to 2,092,555 votes at the Annual Meeting. Holders of 1,380,904 shares of the Company’s Common Stock were present in person or by proxy at the Annual Meeting, representing 65.99% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. At the Annual Meeting, four proposals were submitted to the Company’s stockholders. A brief summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 28, 2024. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected Farooq M. Arjomand, Jay Kim, Dennis R. Egidi, Sehan Kim, Andy Nasim and Jennifer Tan to the Company’s Board of Directors, to hold office until the 2024 annual meeting of stockholders or until such director’s respective successors are elected or appointed and qualified or until any such director’s earlier resignation or removal, based upon the following votes:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Farooq M. Arjomand	1,215,592	3,989	161,323
Jay Kim	1,215,651	3,930	161,323
Dennis R. Egidi	1,215,468	4,113	161,323
Sehan Kim	1,215,476	4,105	161,323
Andy Nasim	1,215,985	3,596	161,323
Jennifer Tan	1,215,995	3,586	161,323

Proposal No. 2

The Company’s stockholders ratified the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, based upon the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,369,171	11,136	597	-

Proposal No. 3

The Company’s stockholders approved on a non-binding advisory basis, executive compensation, commonly referred to as “say-on-pay” (“Say-on-Pay”):

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,215,470	3,549	562	161,323

Proposal No. 4

The Company’s stockholders approved on a non-binding advisory basis, the frequency of voting on the compensation of our named executive officers (“Say-on-Pay Frequency”):

ONE YEAR	TWO YEARS	THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES
5,472	426	1,213,036	647	161,323

In response to the above voting results and other considerations, the Board of Directors of the Company determined that the Company will hold a Say-on-Pay vote on an every three-years basis. The Company will continue to include a Say-on-Pay vote in its proxy materials pursuant to Section 14A of the Exchange Act every three years, with the next vote at the Company’s 2026 annual meeting of stockholders, until the next Say-on Pay Frequency vote, which will occur no later than the Company’s 2029 annual meeting of stockholders.

Item 8.01 Other Events.

The Company believes that it has raised the requisite capital to comply with Nasdaq Listing Rule 5550(b)(1) concerning the $2,500,000 minimum stockholders’ equity rule as per the analysis below:

Description	Amount ($)	Source	Date Filed with SEC
Stockholders’ equity as of December 31, 2023	1,573,843.00	Form 10-K	3/28/2024
Insider equity investment by director (Farooq Arjomand)	1,000,000.00	Form 8-K	1/16/2024
Prepaid Advance Agreement with Investor (EF Hutton YA Fund LP )	1,100,000.00	Form 8-K	2/12/2024
Private placement investment (Scott Lee)	1,000,000.00	Form 8-K	2/29/2024
Estimated net loss for the quarter ended March 31, 2024	(650,000.00)	Estimated	N/A
Estimated stockholders’ equity at March 31, 2024, as of April 22, 2024	3,923,843.00

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2024

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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